UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2013

OFFICIAL PAYMENTS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33475 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
3550 Engineering Drive, Suite 400 Norcross, Georgia (Address of Principal Executive Offices)		30092 (Zip Code)
Registrant's telephone number, including area code: (770) 325-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 9, 2013, Official Payments Holdings, Inc., or the Company, issued a press release announcing the Company's financial results for the quarter ended March 31, 2013.  A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.  As disclosed in the press release, the registrant intends to hold a conference call for investors at 5 p.m. Eastern Time on Thursday, May 9, 2013.

The information furnished shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
99.1	Press release titled "Official Payments Reports Fiscal 2013 Second Quarter Results," issued by the Company on May 9, 2013.

Exhibit 99.1 shall be deemed to be furnished and not filed by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICIAL PAYMENTS HOLDINGS, INC.
	By:	/s/ Jeff Hodges
	Name:	Jeff Hodges
	Title:	Chief Financial Officer
Date: May 9, 2013

Exhibit Index

Exhibit No.	Description
99.1	Press release titled "Official Payments Reports Fiscal 2013 Second Quarter Results," issued by the Company on May 9, 2013.